Exhibit 10.3
Execution Version
RESIGNATION, WAIVER, CONSENT AND APPOINTMENT AGREEMENT
     This RESIGNATION, WAIVER, CONSENT AND APPOINTMENT AGREEMENT (this “Agreement”) is made as of September 1, 2009 by and among Fifth Third Bank, N.A. (in its individual capacity, “Fifth Third”), Lehman Commercial Paper Inc., a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (defined below) (in its individual capacity, “Lehman”), acting through one or more of its branches as the Administrative Agent (in such capacity, the “Lehman Agent”), Lehman, acting in its capacity as Swing Line Lender (in such capacity, the “Lehman Swing Line Lender”), Mapco Express, Inc., a Delaware corporation (the “Borrower”), each of the other “Loan Parties” (as defined in the Credit Agreement defined below) party hereto, Lehman, acting in its capacity as a “Lender” (as defined in the Credit Agreement defined below), and each of the other “Lenders” (as defined in the Credit Agreement defined below) party hereto. All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement.
RECITALS:
     WHEREAS, the Borrower, the Lehman Agent, the Lehman Swing Line Lender, Lehman, acting in its capacity as a Lender, and the other Lenders are parties to an Amended and Restated Credit Agreement dated as of April 28, 2005 (as the same has been and may hereafter be amended, restated, supplemented or modified from time to time, the “Credit Agreement”);
     WHEREAS, on October 5, 2008, Lehman commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and on such date, pursuant to section 362(a) of the Bankruptcy Code, an automatic stay went into effect that prohibits actions to interfere with, or obtain possession or control of, Lehman’s property or to collect or recover from Lehman any debts or claims that arose before such date;
     WHEREAS, on October 6, 2008, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered that certain Order Pursuant to Sections 105(a), 363(b), and 541(d) of the Bankruptcy Code and Bankruptcy Rule 6004 Authorizing Debtor to (A) Continue to Utilize its Agency Bank Account, (B) Terminate Agency Relationships and (C) Elevate Loan Participations (the “October Order”), pursuant to which, among other things, the Lehman Agent was authorized to transfer, assign or resign from any and all administrative agent positions under certain terms and conditions set forth therein;
     WHEREAS, on December 3, 2008, the Borrower and the Lenders entered into that certain Eighth Amendment to Amended and Restated Credit Agreement pursuant to which, among other things, (a) the Required Lenders and the Borrower consented to the appointment of Fifth Third as the successor Administrative Agent for the Lenders and as Swing Line Lender under the Credit Agreement and the other Loan Documents and (b) Fifth Third accepted such appointment, in each case to be effective upon (x) the resignation or removal of the Lehman Agent and (y) delivery of written notice of such acceptance by Fifth Third to the Lenders and the Borrower (the “Eighth Amendment”);

     WHEREAS, on June 3, 2009, the Bankruptcy Court entered that certain Order Authorizing the Establishment of Procedures to Terminate Unfunded Commitments and Restructure Corporate Loan Agreements (the “June Order”; the October Order and the June Order are referred to herein together as the “Order”), pursuant to which, among other things, the Lehman Agent was authorized to terminate unfunded loan commitments;
     WHEREAS, the Lehman Agent desires to resign as Administrative Agent and the Lehman Swing Line Lender desires to resign as Swing Line Lender, in each case under the Credit Agreement and all of the other Loan Documents; and
     WHEREAS, each Person party to this Agreement desires to accept such resignation by Lehman, and to appoint Fifth Third the successor Administrative Agent and Swing Line Lender under the Credit Agreement and all of the other Loan Documents.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, the parties hereto hereby agree as follows:
1. RESIGNATION, WAIVER, CONSENT AND APPOINTMENT
     Pursuant to the Credit Agreement (including, without limitation, Section 9.9 thereof), Lehman hereby notifies Borrower, each other Credit Party and each Lender that it desires to resign as Administrative Agent and Swing Line Lender under the Credit Agreement and all of the other Loan Documents, such resignation to be effective as of the Effective Date (as defined below). By its signature below, Borrower, each other Loan Party and each Lender party hereto acknowledges receipt of such notice of resignation and reaffirms the waiver granted pursuant to the Eighth Amendment of any notice requirements with respect thereto under the Loan Documents (including, without limitation, the requirement of ten (10) days’ prior notice of such resignation as Administrative Agent set forth in Section 9.9 of the Credit Agreement). Pursuant to the Credit Agreement (including, without limitation, Section 9.9 thereof), the parties hereto hereby acknowledge that, pursuant to the terms of the Eighth Amendment, Fifth Third has been appointed as successor Administrative Agent and successor Swing Line Lender under the Credit Agreement and all other Loan Documents executed in connection therewith, which such appointment shall be effective as of the Effective Date, and Fifth Third hereby accepts such appointment. Borrower and each other Person party to this Agreement hereby agrees that Fifth Third shall bear no responsibility, and hereby irrevocably waives any claims it may have against Fifth Third, for any actions taken or omitted to be taken by Lehman while it served as Administrative Agent and/or Swing Line Lender under the Credit Agreement and the other Loan Documents. Each of Borrower, each other Loan Party and the Lehman Agent authorize Fifth Third to file any Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code financing statements (in each case, without signature and in a form reasonably satisfactory to the Borrower), mortgages, and other filings in respect of the Collateral as Fifth Third deems necessary or desirable to evidence Fifth Third’s succession as Administrative Agent under the Credit Agreement and the other Loan Documents and each party hereto agrees to execute any documentation reasonably necessary to evidence such succession.

2. ASSIGNMENT AND DELEGATION BY RESIGNING ADMINISTRATIVE AGENT AND RESIGNING SWING LINE LENDER; ACCEPTANCE AND ASSUMPTION BY SUCCESSOR ADMINISTRATIVE AGENT AND SUCCESSOR SWING LINE LENDER
     2.1 Assignment and Delegation. Effective as of the Effective Date:
     (a) The Lehman Agent, acting in its capacity as resigning Administrative Agent under the Credit Agreement and the other Loan Documents, and the Lehman Swing Line Lender, acting in its capacity as resigning Swing Line Lender under the Credit Agreement and the other Loan Documents (in such capacities, the “Resigning Administrative Agent and Swing Line Lender”), hereby assign and, solely with respect to duties and obligations first arising from and after the Effective Date, delegate to Fifth Third, acting in its capacities as successor Administrative Agent and successor Swing Line Lender under the Credit Agreement and the other Loan Documents (in such capacities, the “Successor Administrative Agent and Swing Line Lender”), all of the Resigning Administrative Agent and Swing Line Lender’s respective rights, remedies, duties and other obligations under the Credit Agreement and each of the other Loan Documents executed in connection therewith and each of the Liens granted to the Resigning Administrative Agent and Swing Line Lender under the Loan Documents, including, without limitation, in its respective capacities as a secured party, grantee, mortgagee, beneficiary, assignee and each other similar capacity, if any, in which the Resigning Administrative Agent and Swing Line Lender was granted Liens on any real or personal property of Borrower, any other Loan Party or any other Person as security for all or any of the obligations owing to the Administrative Agent and/or Lenders under the Credit Agreement or any other Loan Document (other than Liens that have been released prior to the date hereof in accordance with the terms set forth in the Credit Agreement); provided, however, that the Resigning Administrative Agent and Swing Line Lender shall retain all of its rights to indemnification arising under Section 9.7 and Section 10.5(d) of the Credit Agreement with respect to any liabilities incurred as, or in connection with its capacity as, Administrative Agent;
     (b) the Successor Administrative Agent and Swing Line Lender hereby accepts such assignment and delegation and hereby assumes all of such duties and other obligations (including, without limitation, the Swing Line Commitment), except that the Successor Administrative Agent and Swing Line Lender shall have no liability with respect to actions taken or omitted to be taken by the Resigning Administrative Agent and Swing Line Lender or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates under or in connection with the Credit Agreement or any other Loan Document;
     (c) Borrower and each other Loan Party, on behalf of itself, and each guarantor or other surety of or for any of the obligations owing to Administrative Agent and/or Lenders under the Credit Agreement or any other Loan Document, hereby acknowledges such assignment, delegation and assumption and agrees, in its or their respective capacities as debtor, obligor, grantor, mortgagor, pledgor, guarantor, surety, indemnitor, assignor and each other similar capacity, if any, in which any such entity has previously granted Liens on all or any part of its real or personal property pursuant to the Credit Agreement or any other Loan Document, that such assignment, delegation and assumption shall not affect in any way all or any of such Liens, all of which Liens remain and shall continue to be in full force and effect and each of which is hereby ratified, confirmed and reaffirmed in all respects; and

     (d) all possessory collateral held by the Resigning Administrative Agent and Swing Line Lender for the benefit of the Secured Parties shall be held by the Resigning Administrative Agent and Swing Line Lender as agent and bailee for the Successor Administrative Agent and Swing Line Lender for the benefit of the Secured Parties until such time as such possessory collateral has been delivered to the Successor Administrative Agent and Swing Line Lender. Notwithstanding anything herein to the contrary, each Loan Party agrees that all of such Liens granted by any Loan Party shall in all respects be continuing and in effect and are hereby ratified, confirmed and reaffirmed by each Loan Party. Without limiting the generality of the foregoing, any reference to the Resigning Administrative Agent and Swing Line Lender on any publicly filed document, to the extent such filing relates to the Liens on the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Administrative Agent and Swing Line Lender, shall, with respect to such Liens, constitute a reference to the Resigning Administrative Agent and Swing Line Lender as collateral representative of the Successor Administrative Agent and Swing Line Lender (provided, that the parties hereto agree that the Resigning Administrative Agent and Swing Line Lender’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Resigning Administrative Agent and Swing Line Lender, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Administrative Agent and Swing Line Lender, the Required Lenders, or otherwise and the Resigning Administrative Agent and Swing Line Lender shall have the full benefit of the protective provisions of Section 9 (The Agents) of the Credit Agreement while serving in such capacity).
     From and after the Effective Date, the Successor Administrative Agent and Swing Line Lender shall have the same rights, remedies, duties and obligations, and the same benefits, in such capacities under the Credit Agreement and each other Loan Document, as if it were the original “Administrative Agent” and “Swing Line Lender” thereunder, subject to the limitations contained herein. From and after the Effective Date, each reference in the Credit Agreement and each of the other Loan Documents to “Administrative Agent” and “Swing Line Lender” shall in each case mean and be a reference to Fifth Third, acting in such capacity.
3. REPRESENTATIONS, WARRANTIES AND COVENANTS
     3.1 Representations and Warranties of Lehman and Fifth Third.
     Each of Lehman and Fifth Third hereby severally represents and warrants that it is legally authorized to enter into, and has duly executed and delivered, this Agreement. Lehman hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that the execution and delivery by Lehman of this Agreement and the performance of its obligations hereunder have been approved by the October Order, the June Order or do not require approval of the Bankruptcy Court, as applicable, each of which have been entered by the Bankruptcy Court, and as to which no stay has been ordered and which has not been reversed, modified, vacated or overturned and Lehman has complied with the notice requirements set forth in the June Order.
     3.2 Representations, Warranties and Covenants of Borrower to Successor Administrative Agent and Swing Line Lender.

     Borrower represents, warrants and covenants, solely for the benefit of the Successor Administrative Agent and Swing Line Lender, that, as of the date hereof, Schedule 1 attached hereto sets forth (i) the aggregate amount of the Total Revolving Credit Commitment and the Swing Line Commitment and the aggregate outstanding principal amount of all Revolving Credit Loans, Term Loans, Swing Line Loans and Incremental Loans, and (ii) a reasonably detailed schedule of outstanding Eurodollar Loans and Letters of Credit. Each Lender hereby acknowledges, confirms and agrees that the amounts described on Schedule 1 attached hereto accurately reflect the amount of the Total Revolving Credit Commitment and Swing Line Commitment and the aggregate outstanding principal amount of Revolving Credit Loans, Term Loans, Swing Line Loans and Incremental Loans as of the date hereof.
     3.3 Additional Representations and Warranties of Borrower to Successor Administrative Agent and Swing Line Lender, Resigning Administrative Agent and Swing Line Lender and the Lenders.
     Borrower further represents, warrants and covenants, for the benefit of the Successor Administrative Agent and Swing Line Lender, Resigning Administrative Agent and Swing Line Lender and the Lenders, that:
     (a) Schedule 2 attached hereto sets forth a description of the authorized equity securities of Borrower and each of its Subsidiaries. All issued and outstanding equity securities of each such Person were duly authorized and are validly issued, fully paid and non-assessable, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. All of the issued and outstanding equity interests of each such Person is owned by the entities and in the amounts set forth on Schedule 2 attached hereto. Except as set forth on Schedule 2 attached hereto, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition of any shares of capital stock or other securities of any such Person; and
     (b) Schedule 3 attached hereto contains a complete list of all possessory Collateral and security filings related to the Collateral heretofore delivered to Lehman, the actions described in Schedule 4 hereto have been performed prior to the date hereof and all security interests created in favor of Lehman Agent for the benefit of the Secured Parties under the Loan Documents are valid security interests in the Collateral, as security for the Obligations.
     3.4 Additional Representations, Warranties and Covenants of Borrower; Acknowledgments and Waivers of Lenders.
     Borrower further represents, warrants and covenants, solely for the benefit the Successor Administrative Agent and Swing Line Lender and the Lenders, that, the representations and warranties set forth in Section 4 (Representations and Warranties) of the Credit Agreement and in the Guarantee and Collateral Agreement and other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Closing Date (as defined in the Credit Agreement), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

4. EFFECTIVENESS
     This Agreement shall be effective upon the date (the “Effective Date”) that all of the following conditions precedent shall have been satisfied:
     (a) the execution and delivery of this Agreement by each of the Borrower, the other Loan Parties, Fifth Third, Lehman and the Required Lenders;
     (b) receipt by Fifth Third of fully-completed Schedules to this Agreement;
     (c) Lehman and Fifth Third shall have acknowledged receipt from the Borrower of payment of the fees and expenses referred to in Section 8 of this Agreement by the parties and in the manner set forth therein;
     (d) Fifth Third shall have received, in each case, in form and substance reasonably acceptable to Fifth Third, each of the fully-executed documents and other deliveries set forth on the Closing Agenda and Document Checklist attached hereto as Schedule 3 (other than items 4, 6 , 9 and 10 on such Schedule 3, which the Borrower shall deliver promptly following the Effective Date) and all of the deliveries set forth on Schedule 5;
     (e) Fifth Third shall have confirmed in writing that it has received (i) the items set forth in Section 7 of Schedule 3 attached hereto and (ii) the items set forth on Schedule 5 attached hereto.
     (f) Fifth Third shall have received, in form and substance reasonably acceptable to Fifth Third, verification from each Lender of such Lender’s Revolving Credit Commitment and the outstanding principal amount of Revolving Credit Loans, Term Loans, Swing Line Loans and Incremental Loans held by each such Lender;
     (g) Lehman shall have acknowledged receipt from the Borrower of payment in immediately available funds of (i) all costs, expenses, accrued and unpaid fees and other amounts payable to it in its capacity as the existing Administrative Agent and as a Swing Line Lender pursuant to the Loan Documents (including fees and expenses of counsel) and (ii) a portion of the administrative agent fee that was due and payable by the Borrower to Lehman on April 29, 2009, prorated for the period commencing on April 29, 2009 through and including the date hereof (and Lehman hereby acknowledges and agrees, that such payment shall constitute payment in full of all obligations of the Borrower and the other Loan Parties under that certain fee letter agreement dated as of March 25, 2005 by and among Lehman, Lehman Brothers, Inc. and the Borrower;
     (h) Lehman shall have confirmed in writing to the Borrower and the Successor Administrative Agent and Swing Line Lender that it has complied with the requirements set forth in the June Order;
     (i) the Borrower and Holdings shall have withdrawn that certain Motion of Mapco Express, Inc. and Delek US Holdings for Relief from Automatic Stay [Doc. No. 1663] (the “Motion”) previously filed with the Bankruptcy Court; and

     (j) the Successor Administrative Agent and Swing Line Lender shall have withdrawn its Limited Joinder to the Motion previously filed with the Bankruptcy Court.
The parties hereto hereby agree that this document shall constitute a “Loan Document” under the Credit Agreement.
5. RELEASES
     (a) Each of the Borrower, the other Loan Parties and the Lenders hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (in its capacity as an agent, swing line lender and “Lender”) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (in each case, acting solely on behalf of Lehman in its capacity as an agent, swing line lender, hedging counterparty and “Lender”) (collectively, the “Lehman Released Parties”) to the extent arising out of or in connection with the Loan Documents including, without limitation, any past or future failure by Lehman to fund any Loan required to be funded by it under the Credit Agreement (such released claims, collectively, the “Lehman Released Claims”). Each of the Borrower, the other Loan Parties and the Lenders further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lehman Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Lehman Released Claims or from exercising any right or recoupment of setoff that it may have under a master netting agreement or otherwise against any Lehman Released Party with respect to Obligations under the Loan Documents. Each of the Lehman Released Parties shall be a third party beneficiary of this Agreement.
     (b) Each of the Borrower, the other Loan Parties and the Lenders hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Fifth Third (whether in its capacity as an agent, lender, hedging counterparty or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Fifth Third Released Parties”) to the extent directly or indirectly arising out of or in connection with any information received from, or any action taken or omitted to be taken by, the Resigning Administrative Agent and Swing Line Lender in its capacity as Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents (such released claims, collectively, the “Fifth Third Released Claims”). Each of the Borrower, the other Loan Parties and the Lenders further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Fifth Third Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Fifth Third Released Claims or from exercising any right or recoupment of setoff that it may have under a master netting agreement or otherwise against any Fifth Third Released Party with respect to Obligations under the Loan Documents. Each of the Fifth Third Released Parties shall be a third party beneficiary of this Agreement. In addition to the forgoing, the Borrower and each other Loan Party hereby agree to indemnify and hold harmless each Fifth Third Released Party for any and all claims made by any Lender as a result of a dispute with respect to such Lender’s outstanding Loans or Commitments resulting from information received from the Resigning Administrative Agent and Swing Line Lender. Each of the Borrower, the other Loan Parties and the Lenders hereby acknowledge and agree that the Fifth Third Released Parties shall not be responsible to any Lender, L/C Issuer or other Person for the validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created, required to be created or purported to be created under or in connection with, any Loan Document including, without limitation, any Lien or security interest transferred to a Fifth Third Released Party pursuant to the terms of this Agreement.
6. AMENDMENT TO CREDIT AGREEMENT.
     Anything to the contrary contained in the Credit Agreement or the other Loan Documents notwithstanding, and in consideration for the release granted above, Lehman, acting in its capacity as a “Lender”, the Loan Parties and each other Lender, hereby acknowledge and agree that, (a) since September 22, 2008, Lehman, in its capacity as a Revolving Credit Lender, has failed to fund its Revolving Credit Percentage of the amount of all requested borrowings of Revolving Credit Loans and, as a result thereof, is currently in default of its obligations under the Credit Agreement, and (b) from and after the date hereof, for so long as Lehman (or any of Lehman’s Affiliates or Related Funds) are in default of its obligation to (i) fund any Loan required to be funded by it, (ii) make any payment required by it, or (iii) fund any purchase of any participation to be made or funded by it, in each case in accordance with the terms of the Credit Agreement, (x) Lehman, its Affiliates and its Related Funds shall have no voting or consent rights or constitute a “Lender” or a “Revolving Credit Lender” (or be included in the numerator or the denominator of the calculation of “Required Lenders” set forth in the Credit Agreement (with respect to the Total Revolving Credit Commitments, Total Revolving Extensions of Credit and Term Loans)) with respect to any waiver, amendment, consent or other modification relating to the Credit Agreement or any other Loan Document, except to the extent the terms of such amendment, consent or modification would increase the Revolving Credit Commitment of Lehman (or its Affiliates or Related Funds) or result in Lehman (or its Affiliates or Related Funds, as the case may be) not being treated ratably with all other Lenders similarly situated, and (y) commitment fees shall cease to accrue on the unfunded portion of the Revolving Credit Commitment of Lehman (or its Affiliates or Related Funds) pursuant to Section 2.7(a) and Lehman, its Affiliates and its Related Funds shall not be entitled to receive payment of any such commitment fees or any other fees payable to the Lenders. The Borrower and each other Loan Party hereby acknowledge and agree that neither the Successor Administrative Agent nor any Lender (other than Lehman) shall be responsible for the failure of Lehman (or its Affiliates or Related Funds) to make any Loan, fund the purchase of a participation or make any other payment required hereunder. The failure of Lehman (or its Affiliates or Related Funds) to make any Loan or any payment required by it hereunder, or to fund any purchase of any participation to be made or funded by it on the date specified therefor shall not relieve any other Lender of its obligations to make such loan or fund the purchase of any such participation on such date. This Section 6 shall be deemed to amend the Credit Agreement for all purposes under the Loan Documents.

7. NOTICES
     Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party in accordance with its address as currently on record under the Credit Agreement, or to such other address as the party may designate in writing to the other.
8. EXPENSES
     (a) Borrower agrees to reimburse Fifth Third for any and all reasonable costs and expenses (including the reasonable fees, expenses and disbursements of counsel to Fifth Third) incurred by Fifth Third in connection with: (i) its due diligence review of the Credit Agreement, the other Loan Documents and any other agreements or transactions entered into in connection with the foregoing, as well as any Person party to any of the foregoing, (ii) the consummation of the transactions contemplated in this Agreement and (iii) the negotiation and preparation of this Agreement.
     (b) Borrower agrees to reimburse Lehman for any and all reasonable costs and expenses (including the reasonable fees, expenses and disbursements of counsel to Lehman) incurred by Lehman in connection with: (i) the consummation of the transactions contemplated in this Agreement and (ii) the negotiation and preparation of this Agreement.
9. AMENDMENTS AND WAIVERS
     No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of each of the parties hereto.
10. SEVERABILITY
     Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability or the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.
11. SECTION TITLES
     Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

12. SUCCESSORS AND ASSIGNS
     This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
13. APPLICABLE LAW
     THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
14. COUNTERPARTS
     This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.
15. FURTHER ASSURANCES
     Each of Lehman and the Borrower will, at the Borrower’s cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary or as Fifth Third may from time to time reasonably request in order to carry out the intent and purposes of this Agreement and the transactions contemplated herein, including, but not limited to: (a) executing any documents necessary to evidence the appointment of Fifth Third as Successor Administrative Agent and Swing Line Lender, or to preserve, protect or perfect any Liens granted by any Person under the terms of the Credit Agreement or any other Loan Document; (b) the prompt payment by Lehman to Fifth Third (in its new capacity as Administrative Agent) of any and all amounts it may receive as a result of its designation as additional insured or lenders’ loss payee under certificates of insurance of Borrower or any Loan Party on or after the Effective Date; and (c) in the event that, after the Effective Date, Lehman receives any payments in respect of principal, interest or any other amounts owing to the Borrower, Fifth Third or any Lender under the Credit Agreement or any other Loan Document, Lehman agrees to that such payment shall be held in trust for Fifth Third (in its new capacity as Administrative Agent) and Lehman shall promptly deliver such payment to Fifth Third for payment to the Person entitled thereto.
16. CONFIDENTIALITY
     Schedules 1 through 5 to this Agreement are exclusively for the information of the parties hereto (including, without limitation, each Lender) and the information therein may not be disclosed to any third party or circulated or referred to publicly without the prior written consent of Lehman; provided, that nothing herein shall prevent any Loan Party, the Successor Administrative Agent and Swing Line Lender or any Lender from disclosing any such information (a) to any Affiliate of a Loan Party, the Successor Administrative Agent and Swing

Line Lender or any Lender, (b) to any Transferee or prospective Transferee that agrees to comply with the provisions of this Section 16 or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) in connection with any litigation or similar proceeding, (g) that has been publicly disclosed other than in breach of this Section 16, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.
17. LIMITATION
     Each party hereto agrees that this Agreement (a) does not impose on Lehman affirmative obligations or indemnities not already existing as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and which could give rise to administrative expense claims, and (b) is not being effectuated in a manner inconsistent with the terms of the Credit Agreement.
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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

SUCCESSOR ADMINISTRATIVE AGENT AND SWING LINE LENDER: FIFTH THIRD BANK, N.A., as Successor Administrative Agent and Swing Line Lender, and as a Lender
By:	/s/ John K. Perez
	Name:	John K. Perez
	Title:	Vice President

RESIGNING ADMINISTRATIVE AGENT
AND SWING LINE LENDER:

LEHMAN COMMERCIAL PAPER INC., as
Resigning Administrative Agent and Swing Line
Lender, as Debtor and Debtor in Possession in its
chapter 11 case in the United States Bankruptcy
Court for the Southern District of New York, Case
No. 08-13555 (JMP)

By:	/s/ Frank Turner
	Name:	Frank Turner
	Title:	Authorized Signatory

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

LEHMAN COMMERCIAL PAPER INC., as a
Lender, as Debtor and Debtor in Possession in its
chapter 11 case in the United States Bankruptcy
Court for the Southern District of New York, Case
No. 08-13555 (JMP)

By:	/s/ Frank Turner
	Name:	Frank Turner
	Title:	Authorized Signatory